UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No.     )

Filed by the Registrant   ☒

Filed by a party other than the Registrant   ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to Section 240.14a-12

PARAMOUNT GROUP, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.
☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

Your Vote Counts! PARAMOUNT GROUP, INC. 1633 BROADWAY, SUITE 1801 NEW YORK, NY 10019 PARAMOUNT GROUP, INC. 2021 Annual Meeting Vote by May 12, 2021 11:59 PM ET You invested in PARAMOUNT GROUP, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on May 13, 2021. Get informed before you vote View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to April 29, 2021. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. Vote in Person at the Meeting* May 13, 2021 10:30 AM EDT The Whitby Hotel 18 West 56th Street New York, New York 10019 Smartphone users Point your camera here and vote without entering a control number V1 For complete information and to vote, visit www.ProxyVote.com Control # D39268-P51564 *Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”. Voting Items Board Recommends D39269-P51564 1. Election of Directors Nominees: 1c. Martin Bussmann 1a. Albert Behler 1d. Colin Dyer 1b. Thomas Armbrust 1e. Karin Klein 1f. Peter Linneman 1g. Katharina Otto-Bernstein 1h. Mark Patterson 1i. Greg Wright 2. Approval, on a non-binding advisory basis, of our named executive officer compensation. 3. Approval of the Paramount Group, Inc. Amended and Restated 2014 Equity Incentive Plan. 4. Ratification of the Audit Committee’s appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2021. NOTE: The proxies are also authorized to vote in their discretion on such other matters as may properly come before the meeting or any adjournment thereof. For For For For For For For For For For For For